ASSIGNMENT AND ASSUMPTION AGREEMENT dated July 1, 2006, among Morgan Stanley Mortgage Capital Inc., a New York corporation (“Assignor”), Morgan Stanley Capital I Inc., a Delaware corporation (“Assignee”), and Aames Capital Corporation (the “Seller”), and acknowledged by LaSalle Bank National Association, solely in its capacity as trustee (the “Trustee”) of Morgan Stanley Mortgage Loan Trust 2006-10SL (the “Trust”):

For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.           The Assignor hereby grants, transfers, conveys and assigns to Assignee, as Purchaser, all of the right, title and interest of Assignor with respect to the mortgage loans listed on Exhibit A attached hereto (the “Mortgage Loans”), and with respect to such Mortgage Loans, in, to and under (a) that certain Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement (the “Purchase Agreement”), dated as of March 1, 2006, by and between the Assignor and the Seller and (b) that certain Servicing Agreement (the “Servicing Agreement”) dated as of October 1, 2001 among the Seller and the Assignor, each, and (c) that certain Custodial Agreement, dated as of October 1, 2001 among the Seller, the Assignor and Bankers Trust Company (the “Custodian”) (the “Custodial Agreement”). The Purchase Agreement, the Servicing Agreement and the Custodial Agreement are herein collectively referred to as the “Agreements.”

2.           The Assignor warrants and represents to, and covenants with, the Assignee that:

a.           The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

b.           The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Agreements or the Mortgage Loans;

c.           The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Agreements; and

d.           Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, or any interest in the Mortgage Loans or otherwise approached or negotiated with respect to the Mortgage Loans, or any interest in the Mortgage with any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the “1933 Act”), or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

3.           The Assignee warrants and represents to, and covenants with, the Assignor and the Seller pursuant to the Agreements that:

a.           The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

b.           The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment and Assumption Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance of the Assignee of this Assignment and Assumption Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment and Assumption Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms;

c.           To the best of Assignee’s knowledge, no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment and Assumption Agreement, or the consummation by it of the transactions contemplated hereby;

d.           The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Agreements, the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller, the Assignor and the Custodian all of the Assignor’s obligations as Purchaser thereunder; including, without limitation, the limitation on assignment set forth in Section 22 of the Purchase Agreement;

e.           The Assignee understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

f.           The purchase price being paid by the Assignee for the Mortgage Loans is in excess of $250,000 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

g.           The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person;

h.           The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

i.           The Assignee has been furnished with all informa-tion regarding the Mortgage Loans that it has requested from the Assignor or the Seller;

j.           Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans or any interest in the Mortgage Loans, or otherwise approached or negotiated with respect to the Mortgage Loans or any interest in the Mortgage Loans with any person in any manner which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

k.           Either: (1) the Assignee is not an employee benefit plan (“Plan”) within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan (also “Plan”) within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (“Code”), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee’s purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

4.           (a)  The Assignee’s address for purposes of all notices and correspondence related to the Mortgage Loans, this Assignment and Assumption Agreement and the Agreements is:

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention: Morgan Stanley Mortgage Loan Trust 2006-10SL

The Assignee’s wire instructions for purposes of all remittances and payments related to the Mortgage Loans are:

LaSalle Bank National Association
ABA Number: 071 000 505
Account Name: Corporate Trust Clearing
Account number: 723939.1
For further credit to: Corporate Trust Services, MSM 2006-10SL

(b)           The Assignor’s address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment and Assumption Agreement is:

Morgan Stanley Mortgage Capital Inc.
1633 Broadway
New York, New York 10019
Attention: Whole Loan Operations Manager

5.           This Assignment and Assumption Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

6.           This Assignment and Assumption Agreement shall inure to the benefit of the successors and assigns of the parties hereto. This Assignment and Assumption Agreement may not be assigned by the Assignee without the express written consent of the Assignor. Any entity into which the Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor or Assignee, respectively, hereunder.

7.           No term or provision of this Assignment and Assumption Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

8.           This Assignment and Assumption Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Agreements by the Assignor.

9.           Notwithstanding the assignment of the Agreements by either the Assignor or Assignee, this Assignment and Assumption Agreement shall not be deemed assigned by the Assignor or the Assignee unless assigned by separate written instrument.

10.           For the purpose for facilitating the execution of this Assignment and Assumption Agreement as herein provided and for other purposes, this Assignment and Assumption Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.

AAMES CAPITAL CORPORATION,
as Seller

/s/ John P. Kim
By: John P. Kim
Its: Executive Vice President

MORGAN STANLEY MORTGAGE CAPITAL INC.,
as Assignor

/s/ Val Kay
By: Val Kay
Its: Managing Director
Taxpayer Identification No.________

MORGAN STANLEY CAPITAL I INC.,
as Assignee

/s/ Val Kay
By: Val Kay
Its: Managing Director
Taxpayer Identification No: _______

Acknowledged and Agreed:
LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-10SL

By:  /s/ Susan L. Feld
Name: Susan L. Feld
Title: Assistant Vice President